UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG Funds III

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:   May 31

Date of reporting period: June 1, 2015 – May 31, 2016

                                                                          (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds
May 31, 2016
AMG Managers Cadence Capital Appreciation Fund
Investor Class: MPAFX	| Service Class: MCFYX	| Institutional Class: MPCIX
AMG Managers Cadence Mid Cap Fund
Investor Class: MCMAX	| Service Class: MCMYX	| Institutional Class: MCMFX
AMG Managers Cadence Emerging Companies Fund
Service Class: MECAX	| Institutional Class:MECIX

www.amgfunds.com	AR065-0516

AMG Funds
Annual Report—May 31, 2016

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Managers Cadence Capital Appreciation Fund	4
AMG Managers Cadence Mid Cap Fund	9
AMG Managers Cadence Emerging Companies Fund	14

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	19

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	21
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	23
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	24
Detail of changes in assets for the past two fiscal years

Financial Highlights	25
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	30

Notes to Financial Statements	31
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

TRUSTEES AND OFFICERS	40

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors endured increased volatility for the year ended May 31, 2016, as the year was marked by two significant drawdowns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.7% during the prior twelve months. During this period, the U.S. equity market experienced its first correction in four years in August, losing just over 10% of its value in a little more than a week. While those losses were almost entirely recovered by the end of the year, 2016 began on a sharply lower path before recovering yet again. Small-cap investors were less fortunate, with a (6.0)% return for the small cap Russell 2000® Index for the fiscal year. Investors had to process the first rate increase from the U.S. Federal Reserve (+0.25%) in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with utilities and telecommunication services returning 15% and 12%, respectively, while companies within the materials and energy sectors fell (5)% and (10)%, respectively. Meanwhile, international stocks fell during the prior year, returning (11.4)%, as measured by the MSCI All Country World Index ex USA (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were hampered again by the strengthening in the U.S. Dollar that continued into early 2016.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 3.0% for the fiscal year ended May 31, 2016. Interest rates and credit spreads gyrated during 2015 and early 2016, at times putting some pressure on bond prices. Investors’ appetite for risk declined sharply during the second half of 2015 and early 2016, before rebounding significantly as oil prices recovered, reflected in the (0.8)% decline in the Barclays U.S. Corporate High Yield Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2016*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	1.72%	11.06%	11.67%

Small Caps	(Russell 2000® Index)	(5.97)%	6.93%	7.86%

International	(MSCI All Country World Index ex USA)	(11.39)%	0.19%	0.12%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	2.99%	2.91%	3.33%

High Yield	(Barclays U.S. Corporate High Yield Index)	(0.81)%	2.95%	5.44%

Tax-exempt	(Barclays Municipal Bond Index)	5.87%	4.03%	5.07%

Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.42%	0.24%	0.22%

*	Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2016	Expense Ratio for the Period	Beginning Account Value 12/01/15	Ending Account Value 05/31/16	Expenses Paid During the Period*
AMG Managers Cadence Capital Appreciation Fund
Investor Class
Based on Actual Fund Return	1.06%	$1,000	$986	$5.26
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.35
Service Class
Based on Actual Fund Return	0.95%	$1,000	$986	$4.72
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.80
Institutional Class
Based on Actual Fund Return	0.72%	$1,000	$988	$3.58
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.64
AMG Managers Cadence Mid Cap Fund
Investor Class
Based on Actual Fund Return	1.11%	$1,000	$1,001	$5.55
Hypothetical (5% return before expenses)	1.11%	$1,000	$1,019	$5.60
Service Class
Based on Actual Fund Return	0.97%	$1,000	$1,002	$4.85
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.90
Institutional Class
Based on Actual Fund Return	0.72%	$1,000	$1,003	$3.61
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.64
AMG Managers Cadence Emerging Companies Fund
Service Class
Based on Actual Fund Return	1.63%	$1,000	$984	$8.08
Hypothetical (5% return before expenses)	1.63%	$1,000	$1,017	$8.22
Institutional Class
Based on Actual Fund Return	1.42%	$1,000	$985	$7.05
Hypothetical (5% return before expenses)	1.42%	$1,000	$1,018	$7.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

3

AMG Managers Cadence Capital Appreciation Fund
Portfolio Manager’s Comments (unaudited)

For the fiscal year ended May 31, 2016, the AMG Managers Cadence Capital Appreciation Fund (Institutional Class) (the “Fund”) returned (1.7)%, lagging its benchmark, the Russell 1000® Growth Index, which returned 1.6%.

PERFORMANCE SUMMARY

Investors experienced a volatile ride during the fiscal year ended May 31, 2016. While the S&P 500, the Russell 1000® and the Russell 1000® Growth Indices all ended the fiscal year at essentially the same price levels as they started, each index experienced drawdowns of 10% to nearly 14% on two occasions during the year. By the market’s close on May 31st, the S&P 500 had a total return of +1.7%, the Russell 1000®, +0.8%; and the Russell 1000® Growth, +1.6%, with dividends accounting for much of each index’s 12-month total return. From the perspective of investment style, the Russell 1000® Growth returned +1.6% versus the Russell 1000® Value’s (0.1)% total return. Large-cap stocks led mid- and small-cap stocks, as the Russell Midcap® index declined (2.0)%, and the Russell 2000® fell (6.0)%.

The Fund’s holdings in information technology, consumer staples and financials contributed positively both to absolute and relative performance, while consumer discretionary, health care and energy detracted. The Fund averaged 28.1% in information technology, essentially in line with technology’s 27.8% average weight in the Russell 1000® Growth Index, but achieved average gains of 11.7% that exceeded the +2.4% return for the sector. Within the sector, software and services represented nearly 21% of the portfolio, and achieved average gains of 23%. The Fund was modestly underweight consumer staples, averaging 9.4% versus the sector’s 11.2% weighting in the index. The Fund had average total returns of 15.9% in consumer staples, outperforming the sector’s 11.8% return of the benchmark. The Fund’s positions in consumer discretionary, health care and energy detracted from performance, with stock selection accounting for most of the fiscal year’s overall shortfall versus the Russell 1000® Growth Index. Consumer discretionary was the Fund’s second largest sector weighting at 19.7% versus the index’s 21.0%. However, the Fund’s holdings lagged the sector performance, accounting for -217 basis points of shortfall relative to the benchmark. Within health care, the Fund’s pharmaceuticals and biotechnology holdings averaged 10.2% of the portfolio — slightly under the index’s 11.0% weighting — but declined an average 23.1% versus (11.3)% for the index, detracting 150 basis points from relative performance.

THE YEAR IN REVIEW

Macroeconomic issues dominated the fiscal-year performance of stocks and, by extension, essentially all asset classes and markets. Throughout the year, debate centered on the health of China’s economy and its banking system. While it was widely recognized that China’s growth was decelerating, would the slowdown become something more pernicious — a hard landing —that might spread to its trading partners and global neighbors? The market behavior of oil prices and essentially all industrial commodities, the strengthening Dollar, widening credit spreads and similar market-based risk indicators signaled that it might. Central bankers responded with accommodative monetary policies, including negative interest rates, to preempt the threat of cascading deflation and its economic consequences. This spilled onto U.S. shores, as the U.S Federal Reserve (the “Fed”) maintained its zero-interest-rate policy throughout the summer of 2015 and into mid-December to sidestep unintended deflationary policy actions that might undermine budding global growth.

While no one can state with absolute certainty what triggered the abrupt reversal on February 12,

2016, stock prices across the globe changed course, along with crude oil prices, industrial commodities, credit spreads and other indicators of recovering global economic health. From its highs of around $60 per barrel at the June 1, 2015, start of the fiscal year, West Texas Intermediate crude oil collapsed by nearly 57% to $26 by mid-February, 2016. Since then, oil has rallied by over 90% to around $50 a barrel[1]. While not to the same extent, many industrial commodities have also recovered since mid-February, suggesting that the risks of global recession have lessened considerably. Similarly, economically-sensitive value stocks began to outperform the growth stocks that had been leading the market.

OUTLOOK

Volatile markets with sector leadership that rotates almost monthly may be the most difficult for investment managers to navigate. We believe that the U.S. economy will continue to improve, absent an unexpected economic or geopolitical shock from China or the Euro Zone. Recent data suggest the Fed, as well as other central banks, are hesitant to raise interest rates any time soon, although this seems to change like the weather in New England. While we make no attempt to forecast the behavior of investors or policy makers, our investment approach seeks to identify companies with improving business fundamentals and attractive relative valuations, wherever in the market they may be found. Consistent implementation of this philosophy and approach is the key to our long-term investment success. Thank you for your continued trust.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC. as of May 31, 2016 and is not intended as a forecast or guarantee of future results.

[1]Source: Dow Jones & Co

4

AMG Managers Cadence Capital Appreciation Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Capital Appreciation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Capital Appreciation Fund’s Institutional Class on May 31, 2006, compared to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Cadence Capital Appreciation Fund and the Russell 1000® Growth Index for the same time periods ended May 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Cadence Capital Appreciation Fund [2,3,4,5]
Investor Class	(1.98)%	8.52%	4.60%

Service Class	(1.97)%	8.65%	4.74%

Institutional Class	(1.67)%	8.93%	5.01%

Russell 1000® Growth Index [6]	1.61%	12.11%	8.78%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2016. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[5]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]  The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Cadence Capital Appreciation Fund
Fund Snapshots (unaudited)
May 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Capital Appreciation Fund*	Russell 1000® Growth Index
Information Technology	31.1%	28.0%
Consumer Discretionary	16.0%	20.9%
Industrials	14.1%	11.0%
Health Care	13.7%	16.2%
Consumer Staples	10.9%	11.5%
Financials	8.9%	5.8%
Energy	3.3%	0.6%
Materials	1.5%	3.6%
Telecommunication Services	0.0%	2.3%
Utilities	0.0%	0.1%
Other Assets and Liabilities	0.5%	0.0%

  * As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Apple, Inc.**	4.9%
Facebook, Inc., Class A**	3.7
Microsoft Corp.**	3.0
Alphabet, Inc., Class A**	2.9
Visa, Inc., Class A**	2.8
Alphabet, Inc., Class C**	2.4
Gilead Sciences, Inc.**	2.3
Accenture PLC, Class A	2.1
Honeywell International, Inc.	2.0
The Home Depot, Inc.	2.0

Top Ten as a Group	28.1%

** Top Ten Holdings as of November 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Cadence Capital Appreciation Fund
Schedule of Portfolio Investments
May 31, 2016

	Shares	Value
Common Stocks - 99.5%
Consumer Discretionary - 16.0%
Delphi Automotive PLC	16,036	$1,089,807
Foot Locker, Inc.	21,511	1,202,895
Harman International Industries, Inc.	10,628	831,535
The Home Depot, Inc.	15,120	1,997,654
NVR, Inc.*	452	783,316
Omnicom Group, Inc.	16,254	1,354,446
O’Reilly Automotive, Inc.*	4,731	1,251,018
The Priceline Group, Inc.*	1,219	1,541,218
Scripps Networks Interactive, Inc., Class A1	13,948	897,414
Starbucks Corp.	33,567	1,842,493
Target Corp.	15,319	1,053,641
The TJX Cos., Inc.	23,586	1,795,366
Wyndham Worldwide Corp.	11,038	743,851
Total Consumer Discretionary		16,384,654
Consumer Staples - 10.9%
Church & Dwight Co., Inc.	14,491	1,427,074
The Clorox Co.	10,464	1,345,043
Colgate-Palmolive Co.	18,100	1,274,421
Constellation Brands, Inc., Class A	8,501	1,301,928
CVS Health Corp.	17,197	1,658,651
The Estee Lauder Cos., Inc., Class A	13,177	1,209,385
Mondelez International, Inc., Class A	23,968	1,066,336
Philip Morris International, Inc.	19,338	1,908,274
Total Consumer Staples		11,191,112
Energy - 3.3%
Anadarko Petroleum Corp.	9,515	493,448
EOG Resources, Inc.	14,937	1,215,274
Halliburton Co.	27,342	1,153,286
Kinder Morgan, Inc.[1]	30,363	548,963
Total Energy		3,410,971
Financials - 8.9%
American Express Co.	12,580	827,261
American Tower Corp.	16,862	1,783,662
JPMorgan Chase & Co.	23,276	1,519,224
Markel Corp.*	973	927,269
Marsh & McLennan Cos., Inc.	22,425	1,481,620
T. Rowe Price Group, Inc.	13,890	1,070,363
Wells Fargo & Co.	29,145	1,478,234
Total Financials		9,087,633

	Shares	Value
Health Care - 13.7%
Aetna, Inc.	10,778	$1,220,393
AmerisourceBergen Corp.	12,580	943,248
Biogen, Inc.*	5,252	1,521,662
Cardinal Health, Inc.	14,506	1,145,249
CR Bard, Inc.	2,524	552,857
Gilead Sciences, Inc.	26,987	2,349,488
HCA Holdings, Inc.*	10,140	791,123
Johnson & Johnson	14,273	1,608,424
Mettler-Toledo International, Inc.*	2,500	938,300
Mylan N.V.*	21,839	946,502
Quintiles Transnational Holdings, Inc.	13,404	909,998
Zoetis, Inc.	23,704	1,124,044
Total Health Care		14,051,288
Industrials - 14.1%
Alaska Air Group, Inc.	19,084	1,267,178
American Airlines Group, Inc.	23,693	756,044
The Boeing Co.	14,332	1,807,982
Danaher Corp.	13,771	1,354,516
Expeditors International of Washington, Inc.	20,447	992,702
General Dynamics Corp.	7,081	1,004,581
Honeywell International, Inc.	17,680	2,012,514
Huntington Ingalls Industries, Inc.	7,882	1,209,178
Illinois Tool Works, Inc.	13,529	1,434,480
Rockwell Automation, Inc.	9,343	1,084,255
United Parcel Service, Inc., Class B	14,571	1,502,124
Total Industrials		14,425,554
Information Technology - 31.1%
Accenture PLC, Class A	17,770	2,114,097
Adobe Systems, Inc.*	13,186	1,311,611
Alphabet, Inc., Class A*	3,921	2,936,241
Alphabet, Inc., Class C*	3,290	2,420,519
Apple, Inc.	49,868	4,979,818
Broadcom, Ltd.	10,352	1,597,935
Facebook, Inc., Class A*	31,649	3,760,218
Intuit, Inc.	13,482	1,437,990
Lam Research Corp.[1]	12,595	1,042,992
MasterCard, Inc., Class A	20,228	1,939,865
Microsoft Corp.	57,613	3,053,489
Red Hat, Inc.*	16,447	1,273,985
Visa, Inc., Class A	36,396	2,873,100

The accompanying notes are an integral part of these financial statements.
7

AMG Managers Cadence Capital Appreciation Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 31.1% (continued)
Xilinx, Inc.	21,968	$1,041,063
Total Information Technology		31,782,923
Materials - 1.5%
Sealed Air Corp.	31,850	1,479,114

Total Common Stocks (cost $82,989,649)		101,813,249

	Principal Amount
Short-Term Investments - 2.0%
Repurchase Agreements - 1.5%[2]
Deutsche Bank Securities, Inc., dated 05/31/16, due 06/01/16, 0.30%, total to be received $492,672 (secured by various U.S. Government Agency Obligations, 0.000% - 6.125%, 06/02/16 - 05/15/39, totaling $502,521)	$492,668	492,668

	Principal Amount	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 05/31/16, due 06/01/16, 0.30%, total to be received $1,000,008 (collateralized by various U.S. Government Agency Obligations, 3.000% - 4.500%, 09/15/42 - 04/20/46, totaling $1,020,000)	$1,000,000	$1,000,000
Total Repurchase Agreements		1,492,668

	Shares
Other Investment Companies - 0.5%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.37%	536,824	536,824
Total Short-Term Investments (cost $2,029,492)		2,029,492
Total Investments - 101.5% (cost $85,019,141)		103,842,741
Other Assets, less Liabilities - (1.5)%		(1,567,689)
Net Assets - 100.0%		$102,275,052

The accompanying notes are an integral part of these financial statements.
8

AMG Managers Cadence Mid Cap Fund
Portfolio Manager’s Comments (unaudited)

For the fiscal year ended May 31, 2016, the AMG Managers Cadence Mid Cap Fund (Institutional Class) (the “Fund”) returned (6.3)%, lagging its benchmark, the Russell Midcap® Growth Index, which returned (3.7)%.

PERFORMANCE SUMMARY

Investors experienced a volatile ride during the fiscal year ended May 31, 2016. While the large-cap dominated S&P 500, Russell 1000® and the Russell 1000® Growth Indices all ended the fiscal year at essentially the same price levels as they started, it was not the same experience for investors in mid- and small-cap stocks. The Russell Midcap® Index returned (2.0)%, while the Russell Midcap® Growth was off 3.7% over this period. To underscore the month-to-month volatility, the Russell Midcap® Growth Index failed to achieve positive returns for more than two sequential months before reversing and erasing any gains. At one point in mid-February, the index was off nearly 20% from its June 1, 2015, level. From the perspective of investment style, growth and value mirrored investor sentiment and rotated leadership until mid-February, when stocks began their latest leg up.

The Fund’s holdings in financials and consumer staples contributed positively both to absolute and relative performance, while health care and consumer discretionary detracted. The Fund averaged 12.5% in financials, modestly above the sector’s 11.8% average weight in the Russell Midcap® Growth Index, but achieved average gains of 11.4%, exceeding the 1.4% return for the sector. The combination of positive security selection and weighting decisions added 99 basis points of positive attribution. Within financials, the Fund’s real estate holdings drove performance, gaining 26.0% and contributing 86 of the sector’s 99 basis points of relative return. Consumer staples holdings were strong performers during the fiscal year, as investors sought the safety of this defensive growth sector. Our staples holdings constituted 13.2% of the fund compared with 8.1% of the index, an overweighting of 5.1%, the largest in the portfolio. Food, beverage and tobacco stocks — constituting 9.3% of the Fund — were the sector leaders, gaining an average of 11.9% and adding 57 basis points to relative performance.

Health care and consumer discretionary offset the positive attribution of financials and staples. Health care stocks averaged 13.8% of the Fund and declined an average 21.1% over the period, subtracting 226 basis points of relative return. Consumer discretionary represented 22.8% of the Fund — the largest absolute position, but an underweight of 1.8% compared with the benchmark. The Fund’s holdings declined 13.3%, underperforming the sector’s (6.7)% return and detracting 154 basis points from relative return.

THE YEAR IN REVIEW

Macroeconomic issues dominated the fiscal-year performance of stocks and, by extension, essentially all asset classes and markets. Throughout the year, debate centered on the health of China’s economy and its banking system. While it was widely recognized that China’s growth was decelerating, would the slowdown become something more pernicious — a hard landing —that might spread to its trading partners and global neighbors? The market behavior of oil prices and essentially all industrial commodities, the strengthening Dollar, widening credit spreads and similar market-based risk indicators signaled that it might. Central bankers responded with accommodative monetary policies, including negative interest rates, to preempt the threat of cascading deflation and its economic consequences. This spilled onto U.S. shores, as the U.S. Federal Reserve (the “Fed”) maintained its zero-interest-rate policy throughout the summer of 2015 and into mid-December to sidestep unintended deflationary policy actions that might undermine budding global growth.

While no one can state with absolute certainty what triggered the abrupt reversal on February 12, 2016, stock prices across the globe changed course, along with crude oil prices, industrial commodities, credit spreads and other indicators of recovering global economic health. From its highs of around $60 per barrel at the June 1, 2015, start of the fiscal year, West Texas Intermediate crude oil collapsed by nearly 57% to $26 by mid-February, 2016. Since then, oil has rallied by over 90% to around $50 a barrel[1]. While not to the same extent, many industrial commodities have also recovered since mid-February, suggesting that the risks of global recession have lessened considerably. Similarly, economically-sensitive value stocks began to outperform the growth stocks that had been leading the market.

OUTLOOK

Volatile markets with sector leadership that rotates almost monthly may be the most difficult for investment managers to navigate. We believe that the U.S. economy will continue to improve, absent an unexpected economic or geopolitical shock from China or the Euro Zone. Recent data suggest the Fed, as well as other central banks, are hesitant to raise interest rates any time soon, although this seems to change like the weather in New England. While we make no attempt to forecast the behavior of investors or policy makers, our investment approach seeks to identify companies with improving business fundamentals and attractive relative valuations, wherever in the market they may be found. Consistent implementation of this philosophy and approach is the key to our long-term investment success. Thank you for your continued trust.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC. as of May 31, 2016 and is not intended as a forecast or guarantee of future results.

[1]Source: Dow Jones & Co

9

AMG Managers Cadence Mid Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

AMG Managers Cadence Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Mid Cap Fund’s Institutional Class on May 31, 2006, compared to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Cadence Mid Cap Fund and the Russell Midcap® Growth Index for the same time periods ended May 31, 2016.

	One	Five	Ten
Average Annual Total Returns [1]	Year	Years	Years

AMG Managers Cadence Mid Cap Fund [2,3,4,5]
Investor Class	(6.64)%	6.94%	5.13%
Service Class	(6.50)%	7.10%	5.29%
Institutional Class	(6.28)%	7.37%	5.55%

Russell Midcap® Growth Index [6]	(3.70)%	9.63%	8.08%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2016. All returns are in U.S. dollars ($).

[2]    From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]    The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]    The Fund is subject to risks associated with investments in mid-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]    The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]    The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

10

AMG Managers Cadence Mid Cap Fund
Fund Snapshots (unaudited)
May 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Mid Cap Fund*	Russell Midcap® Growth Index
Information Technology	25.1%	19.3%
Consumer Discretionary	18.5%	24.3%
Industrials	14.7%	16.1%
Financials	12.2%	12.6%
Consumer Staples	11.3%	8.1%
Health Care	8.8%	13.0%
Materials	5.5%	5.1%
Utilities	0.5%	0.1%
Energy	0.5%	1.0%
Telecommunication Services	0.0%	0.4%
Other Assets and Liabilities	2.9%	0.0%

* As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
NVIDIA Corp.	2.7%
The Ultimate Software Group, Inc.	2.3
Vulcan Materials Co.	1.8
Intuit, Inc.	1.7
Genpact, Ltd.	1.7
Omnicom Group, Inc.	1.7
Red Hat, Inc.	1.7
AutoZone, Inc.	1.7
The Michaels Cos., Inc.	1.6
The Western Union Co.	1.6

Top Ten as a Group	18.5%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

AMG Managers Cadence Mid Cap Fund
Schedule of Portfolio Investments
May 31, 2016

	Shares	Value
Common Stocks - 97.1%
Consumer Discretionary - 18.5%
Advance Auto Parts, Inc.	7,420	$1,141,493
AutoZone, Inc.*	2,840	2,164,648
Brinker International, Inc.	26,000	1,169,220
Coach, Inc.	33,540	1,322,147
Delphi Automotive PLC	9,556	649,426
Gentex Corp.	86,208	1,429,329
The Goodyear Tire & Rubber Co.	39,720	1,110,968
International Game Technology PLC[1]	80,160	1,519,834
The Interpublic Group of Cos., Inc.	67,296	1,608,374
The Michaels Cos., Inc.*	72,870	2,135,820
Omnicom Group, Inc.	26,080	2,173,246
O’Reilly Automotive, Inc.*	6,587	1,741,800
Scripps Networks Interactive, Inc., Class A1	30,500	1,962,370
Sirius XM Holdings, Inc.*,1	321,690	1,293,194
Six Flags Entertainment Corp.	21,830	1,259,373
Thor Industries, Inc.	10,230	664,950
Urban Outfitters, Inc.*	20,960	597,989
Total Consumer Discretionary		23,944,181
Consumer Staples - 11.3%
Blue Buffalo Pet Products, Inc.*,1	52,570	1,358,409
Church & Dwight Co., Inc.	14,276	1,405,901
The Clorox Co.	8,825	1,134,366
Constellation Brands, Inc., Class A	8,481	1,298,865
Dr. Pepper Snapple Group, Inc.	21,884	2,000,198
Herbalife, Ltd.*,1	10,510	608,424
The Kroger Co.	29,354	1,049,699
Molson Coors Brewing Co., Class B	13,890	1,377,610
Nu Skin Enterprises, Inc., Class A1	34,020	1,342,089
Pilgrim’s Pride Corp.[1]	56,600	1,407,642
Sysco Corp.	34,629	1,666,001
Total Consumer Staples		14,649,204
Energy - 0.5%
Tesoro Corp.	7,930	619,174
Financials - 12.2%
Aon PLC	15,234	1,664,619
Artisan Partners Asset Management, Inc., Class A	44,590	1,457,201
Extra Space Storage, Inc.	22,000	2,045,340
FactSet Research Systems, Inc.	10,215	1,624,900

	Shares	Value
Markel Corp.*	1,657	$1,579,121
MSCI, Inc.	25,558	2,039,273
NorthStar Asset Management Group, Inc.	112,010	1,401,245
Signature Bank*	9,663	1,304,505
Sovran Self Storage, Inc.	12,223	1,323,384
Willis Towers Watson PLC	10,659	1,364,565
Total Financials		15,804,153
Health Care - 8.8%
AmerisourceBergen Corp.	15,142	1,135,347
Bruker Corp.	24,050	634,920
Cardinal Health, Inc.	16,061	1,268,016
Charles River Laboratories International, Inc.*	16,408	1,409,939
CR Bard, Inc.	7,750	1,697,560
HCA Holdings, Inc.*	17,250	1,345,845
VWR Corp.*	33,900	978,354
Waters Corp.*	9,784	1,345,789
Zoetis, Inc.	34,600	1,640,732
Total Health Care		11,456,502
Industrials - 14.7%
Acuity Brands, Inc.	5,907	1,530,149
AECOM*	43,493	1,396,560
Alaska Air Group, Inc.	18,229	1,210,406
Babcock & Wilcox Enterprises, Inc.*	28,580	621,615
BWX Technologies, Inc.	39,710	1,396,601
Delta Air Lines, Inc.	27,525	1,196,237
The Dun & Bradstreet Corp.	13,020	1,652,238
Huntington Ingalls Industries, Inc.	10,984	1,685,055
KAR Auction Services, Inc.	31,740	1,302,610
Lennox International, Inc.[1]	9,530	1,308,946
Masco Corp.	23,605	770,467
Quanta Services, Inc.*	43,070	1,034,972
RR Donnelley & Sons Co.[1]	48,560	791,042
Southwest Airlines Co.	44,030	1,870,394
Stanley Black & Decker, Inc.	11,550	1,307,229
Total Industrials		19,074,521
Information Technology - 25.1%
Cadence Design Systems, Inc.*	60,950	1,506,684
Citrix Systems, Inc.*	12,580	1,068,294
Genpact, Ltd.*	77,107	2,173,646
Global Payments, Inc.	11,120	863,913

The accompanying notes are an integral part of these financial statements.
12

AMG Managers Cadence Mid Cap Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 25.1% (continued)
GoDaddy, Inc., Class A*,1	20,980	$682,479
Intuit, Inc.	21,229	2,264,285
Jack Henry & Associates, Inc.	19,780	1,670,025
Lam Research Corp.[1]	17,840	1,477,330
Maxim Integrated Products, Inc.	41,669	1,581,755
Motorola Solutions, Inc.	17,870	1,237,855
NVIDIA Corp.	74,415	3,476,669
Paychex, Inc.	28,565	1,548,794
Red Hat, Inc.*	28,003	2,169,112
Sabre Corp.	46,997	1,323,906
Teradata Corp.*	45,440	1,287,770
Total System Services, Inc.	30,340	1,629,258
The Ultimate Software Group, Inc.*	14,560	2,977,229
The Western Union Co.	109,784	2,135,299
Xilinx, Inc.	30,596	1,449,944
Total Information Technology		32,524,247
Materials - 5.5%
Celanese Corp., Series A	19,631	1,383,593
GCP Applied Technologies, Inc.*	41,590	986,931
Sealed Air Corp.	30,885	1,434,299
Steel Dynamics, Inc.	40,350	996,242
Vulcan Materials Co.	19,507	2,277,442
Total Materials		7,078,507
Utilities - 0.5%
Calpine Corp.*	44,120	652,976
Total Common Stocks (cost $113,466,494)		125,803,465

	Principal Amount	Value

Short-Term Investments - 5.6%
Repurchase Agreements - 5.6%[2]
Cantor Fitzgerald Securities, Inc., dated 05/31/16, due 06/01/16, 0.340%, total to be received $1,717,852 (collateralized by various U.S. Government Obligations, 0.000% - 10.500%, 06/15/16 - 04/20/66, totaling $1,752,193)	$1,717,836	$1,717,836
Citigroup Global Markets, Inc., dated 05/31/16, due 06/01/16, 0.300%, total to be received $1,717,850 (collateralized by various U.S. Government Agency Obligations, 1.550% - 7.000%, 06/01/18 - 06/01/46, totaling $1,752,193)	1,717,836	1,717,836
Deutsche Bank Securities, Inc., dated 05/31/16, due 06/01/16, 0.310%, total to be received $1,717,851 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.250%, 06/06/16 - 07/01/47, totaling $1,752,193)	1,717,836	1,717,836
Merrill Lynch Pierce Fenner & Smith, Inc., dated 05/31/16, due 06/01/16, 0.280%, total to be received $361,430 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.000%, 04/15/20 - 05/15/45, totaling $368,656)	361,427	361,427
Nomura Securities International, Inc., dated 05/31/16, due 06/01/16, 0.310%, total to be received $1,717,851 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 09/28/16 - 03/20/66, totaling $1,752,193)	1,717,836	1,717,836
Total Repurchase Agreements		7,232,771
Total Short-Term Investments (cost $7,232,771)		7,232,771
Total Investments - 102.7% (cost $120,699,265)		133,036,236
Other Assets, less Liabilities - (2.7)%		(3,505,976)
Net Assets - 100.0%		$129,530,260

The accompanying notes are an integral part of these financial statements.
13

AMG Managers Cadence Emerging Companies Fund
Portfolio Manager’s Comments (unaudited)

For the fiscal year ended May 31, 2016, the AMG Managers Cadence Emerging Companies Fund (Institutional Class) (the “Fund”) returned 3.2%, outperforming its benchmark, the Russell Microcap® Growth Index, which returned (14.6)%.

PERFORMANCE SUMMARY

Investors experienced a volatile ride during the fiscal year ended May 31, 2016. While the large-cap dominated S&P 500, Russell 1000® and the Russell 1000® Growth Indices all ended the fiscal year at essentially the same price levels as they started, it was not the same experience for investors in small and micro-cap growth stocks. The Russell 2000® Index returned (6.0)%, the Russell 2000® Growth was off 9.1% and the Russell Microcap® Growth Index dropped (14.6)% over this period. Month-to-month volatility was heightened, with the Microcap Growth Index off 17.3% in 3Q15 and down 19.9% between December 2015 and February 2016. From the perspective of investment style, growth and value mirrored investor sentiment and rotated leadership until mid-February, when stocks began their latest leg up.

The Fund’s positioning in the health care and information technology sectors were the primary drivers of the Fund’s outperformance for the fiscal year. In addition, every sector except energy contributed to positive relative performance. Health care, the largest sector in the Russell Microcap® Growth Index at 39.1%, contributed 10.5% of the Fund’s total outperformance. Two industry groups constitute the sector: pharmaceuticals and biotechnology, which represented 28.2% of the index, and equipment and services, with 11.0%. Biotechnology’s nearly 2.5 years of market leadership reversed during the fiscal year. While our holdings were not immune to the selloff in the pharmaceuticals and biotechnology group, the Fund’s holdings were down an average of 17.1% versus the group’s (30.2)% decline in the Index. The Fund was also underweight the group: 14%

compared with 28%, which also contributed to outperformance. The Fund’s holdings and positioning in health care equipment and services also contributed to relative performance. The portfolio achieved average gains of 10.5% versus the (13.8)% loss in the index, and the portfolio was overweight the group by 4.7% on average during the period. Information technology also contributed to relative performance, with average gains of 12.1% compared with (5.34)% for the benchmark. The Fund’s holdings in software and services, semiconductors and semi cap equipment and tech hardware all made positive contributions to relative performance.

THE YEAR IN REVIEW

Macroeconomic issues dominated the fiscal-year performance of stocks and, by extension, essentially all asset classes and markets. Throughout the year, debate centered on the health of China’s economy and its banking system. While it was widely recognized that China’s growth was decelerating, would the slowdown become something more pernicious — a hard landing —that might spread to its trading partners and global neighbors? The market behavior of oil prices and essentially all industrial commodities, the strengthening Dollar, widening credit spreads and similar market-based risk indicators signaled that it might. Central bankers responded with accommodative monetary policies, including negative interest rates, to preempt the threat of cascading deflation and its economic consequences. This spilled onto U.S. shores, as the U.S. Federal reserve (the “Fed”) maintained its zero-interest-rate policy throughout the summer of 2015 and into mid-December to sidestep unintended deflationary policy actions that might undermine budding global growth.

While no one can state with absolute certainty what triggered the abrupt reversal on February 12, 2016, stock prices across the globe changed course, along with crude oil prices, industrial commodities, credit spreads and other indicators of recovering global economic health. From its highs of around $60 per barrel at the June 1, 2015, start of the fiscal year, West Texas Intermediate crude oil collapsed by nearly 57% to $26 by mid-February, 2016. Since then, oil has rallied by over 90% to around $50 a barrel[1]. While not to the same extent, many industrial commodities have also recovered since mid-February, suggesting that the risks of global recession have lessened considerably. Similarly, economically-sensitive value stocks began to outperform the growth stocks that had been leading the market.

OUTLOOK

Volatile markets with sector leadership that rotates almost monthly may be the most difficult for investment managers to navigate. We believe that the U.S. economy will continue to improve, absent an unexpected economic or geopolitical shock from China or the Euro Zone. Recent data suggest the Fed, as well as other central banks, are hesitant to raise interest rates any time soon, although this seems to change like the weather in New England. While we make no attempt to forecast the behavior of investors or policy makers, our investment approach seeks to identify companies with improving business fundamentals and attractive relative valuations, wherever in the market they may be found. Consistent implementation of this philosophy and approach is the key to our long-term investment success. Thank you for your continued trust.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC as of May 31, 2016 and is not intended as a forecast or guarantee of future results.

[1]Source: Dow Jones & Co

14

AMG Managers Cadence Emerging Companies Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Emerging Companies Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Emerging Companies Fund’s Institutional Class on May 31, 2006, to a $10,000 investment made in the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Cadence Emerging Companies Fund and the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time periods ended May 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Cadence Emerging Companies Fund [2,3,4,5,6]

Service Class	2.98%	10.68%	6.98%

Institutional Class	3.18%	10.95%	7.25%

Russell Microcap® Growth Index[7]	(14.60)%	7.21%	4.82%

Russell 2000® Growth Index[8]	(9.13)%	8.15%	7.20%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2016. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4] The Fund is subject to risks associated with investments in small-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6] The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information and reliance on a limited number of products.

[7] The Russell Microcap® Growth Index measures the performance of the micro-cap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

[8] The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

15

AMG Managers Cadence Emerging Companies Fund
Fund Snapshots (unaudited)
May 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Emerging Companies Fund*	Russell Microcap® Growth Index	Russell 2000® Growth Index
Information Technology	26.3%	20.5%	25.3%
Health Care	24.5%	36.9%	24.9%
Industrials	12.7%	11.3%	14.1%
Consumer Discretionary	12.4%	13.9%	17.2%
Financials	8.6%	6.7%	8.4%
Consumer Staples	7.1%	3.0%	3.4%
Telecommunication Services	3.7%	2.6%	0.9%
Materials	1.1%	3.7%	4.5%
Energy	0.0%	1.0%	1.2%
Utilities	0.0%	0.4%	0.1%
Other Assets and Liabilities	3.6%	0.0%	0.0%

* As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Mitek Systems, Inc.	1.5%
Central Garden and Pet Co.	1.5
Extreme Networks, Inc.**	1.5
Clearfield, Inc.	1.5
BroadSoft, Inc.	1.5
CRA International, Inc.	1.4
Preferred Bank**	1.4
DSP Group, Inc.**	1.4
Reis, Inc.**	1.4
Silvercrest Asset Management Group, Inc., Class A	1.4

Top Ten as a Group	14.5%

** Top Ten Holdings as of November 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

16

AMG Managers Cadence Emerging Companies Fund
Schedule of Portfolio Investments
May 31, 2016

	Shares	Value
Common Stocks - 96.4%
Consumer Discretionary - 12.4%
Cavco Industries, Inc.*	3,924	$389,732
Cherokee, Inc.*	13,815	194,930
Denny’s Corp.*	34,881	374,273
Horizon Global Corp.*	30,874	359,682
Installed Building Products, Inc.*	14,760	493,427
Liberty Tax, Inc.[1]	9,650	112,905
Motorcar Parts of America, Inc.*	9,410	281,924
Nautilus, Inc.*	18,649	384,729
Nutrisystem, Inc.	16,158	438,528
Ruth’s Hospitality Group, Inc.	20,240	336,186
Stoneridge, Inc.*	23,452	384,847
Tower International, Inc.	13,432	291,071
Unifi, Inc.*	7,150	179,680
Universal Electronics, Inc.*	5,336	346,466
ZAGG, Inc.*	56,370	272,831
Total Consumer Discretionary		4,841,211
Consumer Staples - 7.1%
Calavo Growers, Inc.	6,500	367,965
Central Garden and Pet Co.*	31,640	591,035
The Chefs’ Warehouse, Inc.*	22,950	348,381
Farmer Brothers. Co.*	6,420	181,365
Lifeway Foods, Inc.*	41,933	397,106
MGP Ingredients, Inc.	13,940	456,117
Orchids Paper Products Co.[1]	13,460	427,490
Total Consumer Staples		2,769,459
Financials - 8.6%
Bryn Mawr Bank Corp.	6,837	199,914
Crawford & Co., Class B	48,924	419,279
First Foundation, Inc.*	20,245	464,623
Kingstone Cos, Inc.	35,011	316,149
Meta Financial Group, Inc.	9,050	451,142
Preferred Bank	16,845	554,537
Pzena Investment Management, Inc., Class A	49,856	436,240
Silvercrest Asset Management Group, Inc., Class A	43,691	535,215
Total Financials		3,377,099
Health Care - 24.5%
Aceto Corp.	8,124	181,246

	Shares	Value
ANI Pharmaceuticals, Inc.*	7,893	$427,406
Anika Therapeutics, Inc.*	9,609	454,698
BioSpecifics Technologies Corp.*	1,917	71,945
BioTelemetry, Inc.*	24,648	429,368
Capital Senior Living Corp.*	23,580	431,278
Corcept Therapeutics, Inc.*	34,870	207,476
Cross Country Healthcare, Inc.*	36,851	501,911
Digirad Corp.	80,925	406,244
Emergent BioSolutions, Inc.*	12,185	534,678
Five Prime Therapeutics, Inc.*	5,330	243,688
Harvard Bioscience, Inc.*	134,848	492,195
Heron Therapeutics, Inc.*,1	7,532	161,185
Heska Corp.*	10,610	384,825
Iridex Corp.*	17,850	246,330
Juniper Pharmaceuticals, Inc.*	62,922	434,791
Landauer, Inc.	9,856	390,593
Misonix, Inc.*	38,299	181,154
NeoGenomics, Inc.*	43,621	391,280
Progenics Pharmaceuticals, Inc.*,1	75,495	379,362
The Providence Service Corp.*	9,265	440,643
Sharps Compliance Corp.*	53,909	228,574
Simulations Plus, Inc.	31,877	243,540
Sucampo Pharmaceuticals, Inc., Class A*	11,816	138,956
Supernus Pharmaceuticals, Inc.*	24,735	482,580
SurModics, Inc.*	15,104	332,892
U.S. Physical Therapy, Inc.	6,540	377,816
Vascular Solutions, Inc.*	10,520	400,707
Total Health Care		9,597,361
Industrials - 12.7%
Advanced Drainage Systems, Inc.[1]	18,780	456,542
Argan, Inc.	14,784	513,005
Casella Waste Systems, Inc., Class A*	71,277	511,769
CRA International, Inc.*	23,714	558,702
Douglas Dynamics, Inc.	8,929	193,938
General Employment Enterprises, Inc.*	25,409	101,890
Heritage-Crystal Clean, Inc.*	37,220	442,918
Insteel Industries, Inc.	15,378	426,278
Kadant, Inc.	9,277	461,624
Mercury Systems, Inc.*	17,539	372,704
NV5 Global, Inc.*	12,930	352,342

The accompanying notes are an integral part of these financial statements.
17

AMG Managers Cadence Emerging Companies Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 12.7% (continued)
Radiant Logistics, Inc.*	74,362	$243,907
Willdan Group, Inc.*	35,347	352,056
Total Industrials		4,987,675
Information Technology - 26.3%
American Software, Inc., Class A	29,120	280,717
Autobytel, Inc.*	27,750	397,657
BroadSoft, Inc.*,1	13,241	577,308
CalAmp Corp.*	21,162	318,065
Callidus Software, Inc.*	22,964	426,212
CEVA, Inc.*	14,458	390,944
Clearfield, Inc.*,1	32,180	582,780
DSP Group, Inc.*	52,042	544,880
Edgewater Technology, Inc.*	27,637	244,864
ePlus, Inc.*	4,940	432,398
Extreme Networks, Inc.*	159,923	590,116
Forrester Research, Inc.	5,420	199,510
Gigamon, Inc.*	13,960	434,854
GTT Communications, Inc.*,1	11,180	209,513
Information Services Group, Inc.*	52,304	197,709
Inphi Corp.*	16,161	504,062
MeetMe, Inc.*	113,400	428,652
Mitek Systems, Inc.*,1	66,296	602,631
PDF Solutions, Inc.*	14,060	206,823
Planet Payment, Inc.*	96,306	415,079
Radisys Corp.*	99,802	444,119
Reis, Inc.	23,225	543,930
RingCentral, Inc., Class A*	15,446	304,904
Sapiens International Corp. N.V.[1]	35,459	430,827
SPS Commerce, Inc.*	2,512	136,904
XO Group, Inc.*	25,479	431,359
Total Information Technology		10,276,817

	Shares	Value
Materials - 1.1%
Neenah Paper, Inc.	6,313	$438,059
Telecommunication Services - 3.7%
8x8, Inc.*	41,459	529,431
Inteliquent, Inc.	27,761	464,164
Vonage Holdings Corp.*	100,622	463,867
Total Telecommunication Services		1,457,462
Total Common Stocks (cost $35,302,581)		37,745,143
	Principal Amount
Short-Term Investments - 6.7%
Repurchase Agreements - 4.0%[2]
Cantor Fitzgerald Securities, Inc., dated 05/31/16, due 06/01/16, 0.340%, total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 06/15/16 - 04/20/66,totaling $1,020,000)	$1,000,000	1,000,000
Nomura Securities International, Inc., dated 05/31/16, due 06/01/16, 0.310%, total to be received $590,060 (collateralized by various U.S. Government Agency Obligations 0.000% - 9.500%, 09/28/16 - 03/20/66,totaling $601,856)	590,055	590,055

Total Repurchase Agreements		1,590,055

	Shares

Other Investment Companies - 2.7%[3]
Dreyfus Institutional Cash Advantage Fund,
Institutional Class Shares, 0.37%	1,049,413	1,049,413
Total Short-Term Investments (cost $2,639,468)		2,639,468

Total Investments - 103.1% (cost $37,942,049)		40,384,611

Other Assets, less Liabilities - (3.1)%		(1,222,267)

Net Assets - 100.0%		$39,162,344

The accompanying notes are an integral part of these financial statements.
18

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Managers Cadence Capital Appreciation Fund	$85,775,649	$22,446,588	$(4,379,496)	$18,067,092
AMG Managers Cadence Mid Cap Fund	121,014,458	13,674,530	(1,652,752)	12,021,778
AMG Managers Cadence Emerging Companies Fund	38,156,540	4,622,372	(2,394,301)	2,228,071

*	Non-income producing security.

[1]	Some or all of these securities were out on loan to various brokers as of May 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Managers Cadence Capital Appreciation Fund	$1,464,324	1.4%
AMG Managers Cadence Mid Cap Fund	7,027,917	5.4%
AMG Managers Cadence Emerging Companies Fund	1,566,065	4.0%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the May 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of May 31, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG Managers Cadence Capital Appreciation Fund
Investments in Securities

Common Stocks†	$101,813,249	—	—	$101,813,249
Short-Term Investments
Repurchase Agreements	—	$1,492,668	—	1,492,668
Other Investment Companies	536,824	—	—	536,824

Total Investments in Securities	$102,350,073	$1,492,668	—	$103,842,741

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG Managers Cadence Mid Cap Fund
Investments in Securities

Common Stocks†	$125,803,465	—	—	$125,803,465
Short-Term Investments
Repurchase Agreements	—	$7,232,771	—	7,232,771

Total Investments in Securities	$125,803,465	$7,232,771	—	$133,036,236

The accompanying notes are an integral part of these financial statements.
19

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Cadence Emerging Companies Fund
Investments in Securities

Common Stocks†	$37,745,143	—	—	$37,745,143

Short-Term Investments

Repurchase Agreements	—	$1,590,055	—	1,590,055

Other Investment Companies	1,049,413	—	—	1,049,413

Total Investments in Securities	$38,794,556	$1,590,055	—	$40,384,611

†	All common stocks held in the Funds are level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of May 31, 2016, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
20

Statement of Assets and Liabilities
May 31, 2016

	AMG Managers Cadence Capital Appreciation Fund	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund
Assets:
Investments at value* (including securities on loan valued at $1,464,324,
$7,027,917, and $1,566,065, respectively)	$103,842,741	$133,036,236	$40,384,611
Receivable for investments sold	—	4,401,862	498,721
Dividends, interest and other receivables	192,096	186,254	30,702
Receivable from affiliate	24,255	13,440	15,002
Receivable for Fund shares sold	3,065	32,998	26,091
Prepaid expenses	10,560	7,552	5,577
Total assets	104,072,717	137,678,342	40,960,704
Liabilities:
Payable upon return of securities loaned	1,492,668	7,232,771	1,590,055
Payable for Fund shares repurchased	172,254	254,787	1,173
Payable for investments purchased	—	—	124,559
Payable to Custodian	—	491,828	—
Accrued expenses:
Investment advisory and management fees	38,683	48,769	39,791
Administrative fees	21,491	27,094	7,958
Distribution fees - Investor Class	13,198	18,639	—
Shareholder servicing fees - Investor Class	—	6,372	—
Shareholder servicing fees - Service Class	—	2,874	107
Trustees fees and expenses	3,113	3,833	1,230
Other	56,258	61,115	33,487
Total liabilities	1,797,665	8,148,082	1,798,360

Net Assets	$102,275,052	$129,530,260	$39,162,344
Net Assets Represent:
Paid-in capital	$141,328,463	$115,475,032	$56,407,853
Undistributed (accumulated) net investment income (loss)	286,341	1,006,762	(85,445)
Accumulated net realized gain (loss) from investments	(58,163,352)	711,495	(19,602,626)
Net unrealized appreciation (depreciation) of investments	18,823,600	12,336,971	2,442,562
Net Assets	$102,275,052	$129,530,260	$39,162,344
* Investments at cost	$85,019,141	$120,699,265	$37,942,049

The accompanying notes are an integral part of these financial statements.
21

Statement of Assets and Liabilities (continued)

	AMG Managers Cadence Capital Appreciation Fund	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund
Investor Class:
Net Assets	$62,759,812	$89,178,687	n/a
Shares outstanding	2,429,904	3,318,796	n/a
Net asset value, offering and redemption price per share	$25.83	$26.87	n/a
Service Class:
Net Assets	$4,841,759	$13,715,381	$3,098,699
Shares outstanding	184,850	496,104	85,282
Net asset value, offering and redemption price per share	$26.19	$27.65	$36.33
Institutional Class:
Net Assets	$34,673,481	$26,636,192	$36,063,645
Shares outstanding	1,293,948	925,154	918,818
Net asset value, offering and redemption price per share	$26.80	$28.79	$39.25

The accompanying notes are an integral part of these financial statements.
22

Statement of Operations
For the fiscal year ended May 31, 2016

	AMG Managers Cadence Capital Appreciation Fund	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund
Investment Income:
Dividend income	$1,788,248 [1]	$2,493,866 [1]	$263,540 [1]
Securities lending income	918	20,681	12,778
Miscellaneous income	19,719	24,658	7,030
Foreign withholding tax	—	(1,381)	(1,015)
Total investment income	1,808,885	2,537,824	282,333
Expenses:
Investment advisory and management fees	504,544	638,433	494,166
Administrative fees	280,302	354,685	98,833
Distribution fees - Investor Class	169,457	246,079	—
Shareholder servicing fees - Investor Class	32,493	139,110	—
Shareholder servicing fees - Service Class	17,997	35,292	7,375
Registration fees	41,147	43,862	31,590
Professional fees	38,664	42,889	34,329
Transfer agent fees	27,991	28,401	1,567
Reports to shareholders	27,639	35,569	9,906
Custodian fees	11,898	10,928	11,862
Trustees fees and expenses	7,922	8,144	2,742
Miscellaneous	6,540	7,051	2,831
Total expenses before offsets/reductions	1,166,594	1,590,443	695,201
Expense reimbursements	(138,122)	(147,630)	(126,216)
Expense reductions	(3,680)	(497)	(61)
Net expenses	1,024,792	1,442,316	568,924

Net investment income (loss)	784,093	1,095,508	(286,591)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	8,269,066	3,025,232	2,890,106
Net change in unrealized appreciation (depreciation) of investments	(11,579,523)	(15,089,387)	(1,759,644)
Net realized and unrealized gain (loss)	(3,310,457)	(12,064,155)	1,130,462

Net increase (decrease) in net assets resulting from operations	$(2,526,364)	$(10,968,647)	$843,871

1 Includes non-recurring dividends of $67,187, $899,270 and $28,980 for AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund, respectively.

The accompanying notes are an integral part of these financial statements.
23

Statements of Changes in Net Assets
For the fiscal year ended May 31,

	AMG Managers Cadence Capital Appreciation Fund		AMG Managers Cadence Mid Cap Fund		AMG Managers Cadence Emerging Companies Fund
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$784,093	$629,533	$1,095,508	$(13,887)	$(286,591)	$(278,397)
Net realized gain on investments	8,269,066	17,201,283	3,025,232	34,018,847	2,890,106	5,090,199
Net change in unrealized appreciation (depreciation) of investments	(11,579,523)	(407,439)	(15,089,387)	(3,481,338)	(1,759,644)	584,905
Net increase (decrease) in net assets resulting from operations	(2,526,364)	17,423,377	(10,968,647)	30,523,622	843,871	5,396,707
Distributions to Shareholders:
From net investment income:
Investor Class	(356,449)	(430,064)	—	—	—	—
Service Class	(53,559)	(17,436)	(13,249)	—	—	—
Institutional Class	(325,307)	(447,908)	(100,817)	—	—	—
From net realized gain on investments:
Investor Class	—	—	(10,199,415)	(22,396,748)	—	—
Service Class	—	—	(1,508,909)	(2,704,133)	—	—
Institutional Class	—	—	(3,048,088)	(13,096,718)	—	—
Total distributions to shareholders	(735,315)	(895,408)	(14,870,478)	(38,197,599)	—	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(26,432,738)	(54,464,464)	(9,797,749)	(153,790,230)	609,600	(10,690,675)

Total increase (decrease) in net assets	(29,694,417)	(37,936,495)	(35,636,874)	(161,464,207)	1,453,471	(5,293,968)
Net Assets:
Beginning of year	131,969,469	169,905,964	165,167,134	326,631,341	37,708,873	43,002,841
End of year	$102,275,052	$131,969,469	$129,530,260	$165,167,134	$39,162,344	$37,708,873
End of year undistributed (accumulated) net investment income (loss)	$286,341	$238,577	$1,006,762	$25,370	$(85,445)	$(111,235)

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
24

AMG Managers Cadence Capital Appreciation Fund Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Investor Class	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$26.49	$23.54	$19.78	$16.59	$17.57
Income from Investment Operations:
Net investment income[1,2]	0.15 [14]	0.08	0.13 [4]	0.15 [6]	0.04
Net realized and unrealized gain (loss) on investments	(0.67)	3.01	3.73	3.17	(1.01)
Total income (loss) from investment operations	(0.52)	3.09	3.86	3.32	(0.97)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.14)	(0.10)	(0.13)	(0.01)
Net Asset Value, End of Year	$25.83	$26.49	$23.54	$19.78	$16.59
Total Return[2]	(1.98)%	13.16%	19.53%	20.12%	(5.50)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.02%	1.12%	1.09%[5]	1.12%[7]	1.11%
Ratio of expenses to average net assets (with offsets)	1.02%	1.13%	1.13%[5]	1.14%[7]	1.12%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.15%	1.22%	1.23%[5]	1.23%[7]	1.21%
Ratio of net investment income to average net assets[2]	0.60%	0.30%	0.59%[5]	0.81%[7]	0.21%
Portfolio turnover	22%	41%	52%	79%	163%

Net assets at end of year (000’s omitted)	$62,760	$75,755	$81,866	$87,419	$68,310

	For the fiscal years ended May 31,
Service Class	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$26.88	$23.74	$19.99	$16.71	$17.67
Income from Investment Operations:
Net investment income[1,2]	0.17 [14]	0.12	0.16 [4]	0.14 [6]	0.06
Net realized and unrealized gain (loss) on investments	(0.70)	3.06	3.76	3.24	(1.01)
Total income (loss) from investment operations	(0.53)	3.18	3.92	3.38	(0.95)
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.04)	(0.17)	(0.10)	(0.01)
Net Asset Value, End of Year	$26.19	$26.88	$23.74	$19.99	$16.71
Total Return[2]	(1.97)%	13.41%	19.63%[8]	20.31%[8]	(5.38)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.96%	0.97%	0.94%[5]	0.95%[7]	0.96%
Ratio of expenses to average net assets (with offsets)	0.96%	0.98%	0.98%[5]	0.97%[7]	0.97%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.09%	1.07%	1.08%[5]	1.06%[7]	1.06%
Ratio of net investment income to average net assets[2]	0.66%	0.45%	0.74%[5]	0.76%[7]	0.34%
Portfolio turnover	22%	41%	52%	79%	163%

Net assets at end of year (000’s omitted)	$4,842	$10,287	$42,245	$55,735	$67,536

25

AMG Managers Cadence Capital Appreciation Fund Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Institutional Class	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$27.50	$24.44	$20.57	$17.21	$18.24
Income from Investment Operations:
Net investment income[1,2]	0.24 [14]	0.18	0.22 [4]	0.18 [6]	0.10
Net realized and unrealized gain (loss) on investments	(0.70)	3.14	3.88	3.34	(1.03)
Total income (loss) from investment operations	(0.46)	3.32	4.10	3.52	(0.93)
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.26)	(0.23)	(0.16)	(0.10)
Net Asset Value, End of Year	$26.80	$27.50	$24.44	$20.57	$17.21
Total Return[2]	(1.67)%	13.62%	19.96%	20.57%	(5.10)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.72%	0.72%	0.69%[5]	0.70%[7]	0.71%
Ratio of expenses to average net assets (with offsets)	0.72%	0.73%	0.73%[5]	0.72%[7]	0.72%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.85%	0.82%	0.83%[5]	0.81%[7]	0.81%
Ratio of net investment income to average net assets[2]	0.90%	0.70%	1.00%[5]	1.00%[7]	0.58%
Portfolio turnover	22%	41%	52%	79%	163%

Net assets at end of year (000’s omitted)	$34,673	$45,927	$45,795	$37,536	$85,338

26

AMG Managers Cadence Mid Cap Fund Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Investor Class	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$32.15	$34.15	$28.32	$24.10	$26.29
Income from Investment Operations:
Net investment income (loss)[1,2]	0.19 [14]	(0.06)	(0.02)[4]	0.03 [6]	(0.06)
Net realized and unrealized gain (loss) on investments	(2.32)	4.88	5.85	4.23	(2.13)
Total income (loss) from investment operations	(2.13)	4.82	5.83	4.26	(2.19)
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.04)	—
Net realized gain on investments	(3.15)	(6.82)	—	—	—
Total distributions to shareholders	(3.15)	(6.82)	—	(0.04)	—
Net Asset Value, End of Year	$26.87	$32.15	$34.15	$28.32	$24.10
Total Return[2]	(6.64)%	15.14%	20.59%	17.70%	(8.33)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.11%	1.12%	1.11%[9]	1.13%[10]	1.11%
Ratio of expenses to average net assets (with offsets)	1.11%	1.13%	1.13%[9]	1.14%[10]	1.12%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.21%	1.19%	1.18%[9]	1.21%[10]	1.20%
Ratio of net investment income (loss) to average net assets[2]	0.67%	(0.16)%	(0.05)%[9]	0.13%[10]	(0.25)%
Portfolio turnover	149%	130%	203%	121%	127%
Net assets at end of year (000’s omitted)	$89,179	$116,666	$122,497	$163,088	$138,115

	For the fiscal years ended May 31,
Service Class	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$33.07	$35.04	$29.02	$24.67	$26.87
Income from Investment Operations:
Net investment income (loss)[1,2]	0.25 [14]	(0.01)	0.05 [4]	0.08 [6]	(0.02)
Net realized and unrealized gain (loss) on investments	(2.39)	5.02	5.97	4.32	(2.18)
Total income (loss) from investment operations	(2.14)	5.01	6.02	4.40	(2.20)
Less Distributions to Shareholders from:
Net investment income	(0.03)	—	—	(0.05)	—
Net realized gain on investments	(3.25)	(6.98)	—	—	—
Total distributions to shareholders	(3.28)	(6.98)	—	(0.05)	—
Net Asset Value, End of Year	$27.65	$33.07	$35.04	$29.02	$24.67
Total Return[2]	(6.50)%	15.34%	20.74%	17.88%	(8.19)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.97%	0.97%	0.96%[9]	0.98%[10]	0.96%
Ratio of expenses to average net assets (with offsets)	0.97%	0.98%	0.98%[9]	0.99%[10]	0.97%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.07%	1.04%	1.03%[9]	1.06%[10]	1.05%
Ratio of net investment income (loss) to average net assets[2]	0.86%	(0.01)%	0.15%[9]	0.32%[10]	(0.09)%
Portfolio turnover	149%	130%	203%	121%	127%
Net assets at end of year (000’s omitted)	$13,715	$14,809	$33,215	$65,393	$92,851

27

AMG Managers Cadence Mid Cap Fund Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Institutional Class	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$34.45	$36.44	$30.18	$25.66	$27.88
Income from Investment Operations:
Net investment income[1,2]	0.33 [14]	0.09	0.12 [4]	0.15 [6]	0.04
Net realized and unrealized gain (loss) on investments	(2.49)	5.21	6.23	4.50	(2.26)
Total income (loss) from investment operations	(2.16)	5.30	6.35	4.65	(2.22)
Less Distributions to Shareholders from:
Net investment income	(0.11)	—	(0.09)	(0.13)	—
Net realized gain on investments	(3.39)	(7.29)	—	—	—
Total distributions to shareholders	(3.50)	(7.29)	(0.09)	(0.13)	—
Net Asset Value, End of Year	$28.79	$34.45	$36.44	$30.18	$25.66
Total Return[2]	(6.28)%	15.62%	21.04%	18.20%	(7.96)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.72%	0.72%	0.71%[9]	0.73%[10]	0.71%
Ratio of expenses to average net assets (with offsets)	0.72%	0.73%	0.73%[9]	0.74%[10]	0.72%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.79%	0.78%[9]	0.81%[10]	0.80%
Ratio of net investment income to average net assets[2]	1.07%	0.24%	0.35%[9]	0.56%[10]	0.15%
Portfolio turnover	149%	130%	203%	121%	127%

Net assets at end of year (000’s omitted)	$26,636	$33,693	$170,920	$194,755	$234,346

28

AMG Managers Cadence Emerging Companies Fund Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Service Class	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$35.29	$30.70	$26.84	$20.39	$21.88
Income from Investment Operations:
Net investment loss[1,2]	(0.33)[14]	(0.32)[11]	(0.29)[4]	(0.07)[6]	(0.24)
Net realized and unrealized gain (loss) on investments	1.37	4.91	4.15	6.52	(1.25)
Total income (loss) from investment operations	1.04	4.59	3.86	6.45	(1.49)
Net Asset Value, End of Year	$36.33	$35.29	$30.70	$26.84	$20.39
Total Return[2]	2.95%[8]	14.95%	14.38%	31.63%	(6.81)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.65%	1.66%	1.61%[12]	1.63%[13]	1.60%
Ratio of expenses to average net assets (with offsets)	1.65%	1.67%	1.66%[12]	1.68%[13]	1.66%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.97%	1.96%	1.90%[12]	1.99%[13]	1.98%
Ratio of net investment loss to average net assets[2]	(0.96)%	(0.98)%	(0.94)%[12]	(0.31)%[13]	(1.16)%
Portfolio turnover	150%	146%	127%	101%	120%

Net assets at end of year (000’s omitted)	$3,099	$3,143	$3,540	$3,184	$2,505

	For the fiscal years ended May 31,
Institutional Class	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$38.04	$33.00	$28.80	$21.81	$23.35
Income from Investment Operations:
Net investment loss[1,2]	(0.27)[14]	(0.25)[11]	(0.23)[4]	(0.01)[6]	(0.20)
Net realized and unrealized gain (loss) on investments	1.48	5.29	4.43	7.00	(1.34)
Total income (loss) from investment operations	1.21	5.04	4.20	6.99	(1.54)
Net Asset Value, End of Year	$39.25	$38.04	$33.00	$28.80	$21.81
Total Return[2]	3.18%	15.27%	14.58%[8]	32.05%[8]	(6.60)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.42%	1.41%	1.38%[12]	1.38%[13]	1.37%
Ratio of expenses to average net assets (with offsets)	1.42%	1.42%	1.43%[12]	1.43%[13]	1.43%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.74%	1.71%	1.67%[12]	1.74%[13]	1.73%
Ratio of net investment loss to average net assets[2]	(0.71)%	(0.73)%	(0.71)%[12]	(0.05)%[13]	(0.94)%
Portfolio turnover	150%	146%	127%	101%	120%

Net assets at end of year (000’s omitted)	$36,064	$34,566	$39,463	$36,123	$34,883

29

Notes to Financial Highlights

The	following should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2, in the Notes to Financial Statements.)

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.21 for AMG Managers Cadence Capital Appreciation Fund’s Investor Class, Service Class, and Institutional Class, respectively, $(0.03), $0.04, and $0.11 for AMG Managers Cadence Mid Cap Fund’s Investor Class, Service Class, and Institutional Class, respectively, and $(0.32) and $(0.26) for AMG Managers Cadence Emerging Companies Fund’s Service Class and Institutional Class, respectively.

[5]	Includes non-routine extraordinary expenses amounting to 0.007%, 0.007%, and 0.007% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.08, and $0.13 for AMG Managers Cadence Capital Appreciation Fund’s Investor Class, Service Class, and Institutional Class, respectively, $(0.11), $(0.06), and $0.01 for AMG Managers Cadence Mid Cap Fund’s Investor Class, Service Class, and Institutional Class, respectively, and $(0.31) and $(0.25) for AMG Managers Cadence Emerging Companies Fund’s Service Class and Institutional Class, respectively.

[7]	Includes non-routine extraordinary expenses amounting to 0.022%, 0.004%, and 0.003% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[8]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[9]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.007%, and 0.008% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[10]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.015%, and 0.016% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[11]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.33) and $(0.27) for the Service Class and Institutional Class, respectively.

[12]	Includes non-routine extraordinary expenses amounting to 0.009% and 0.009% of average net assets for the Institutional Class and Service Class, respectively.

[13]	Includes non-routine extraordinary expenses amounting to 0.014% and 0.014% of average net assets for the Institutional Class and Service Class, respectively

[14]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.14, $0.16, and $0.23 for AMG Managers Cadence Capital Appreciation Fund’s Investor Class, Service Class, and Institutional Class, respectively, $0.01, $0.07, and $0.13 for AMG Managers Cadence Mid Cap Fund’s Investor Class, Service Class, and Institutional Class, respectively and $(0.36) and $(0.29) for AMG Managers Cadence Emerging Companies Fund’s Service Class, and Institutional Class, respectively.

30

Notes to Financial Statements
May 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: AMG Managers Cadence Capital Appreciation Fund (“Capital Appreciation”), AMG Managers Cadence Mid Cap Fund (“Mid Cap”) and AMG Managers Cadence Emerging Companies Fund (“Emerging Companies”), each a “Fund” and collectively the “Funds.”

Capital Appreciation and Mid Cap offer Investor Class shares, Service Class shares and Institutional Class shares. Emerging Companies offers Service Class shares and Institutional Class shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

31

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended May 31, 2016, the amount by which the Fund’s expenses were reduced and the impact on the expense ratios, if any, were as follows: Capital Appreciation, Mid Cap and Emerging Companies were $3,680, $497 and $61, respectively, which were less than 1% of average net assets.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2016, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended May 31, 2016, overdraft fees for Capital Appreciation, Mid Cap and Emerging Companies equaled $190, $362 and $30, respectively.

d. DIVIDEND AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The permanent differences are primarily due to net operating losses. The temporary differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales.

32

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended May 31, 2016 and May 31, 2015 were as follows:

	Capital Appreciation		Mid Cap
Distributions paid from:	2016	2015	2016	2015
Ordinary income	$735,315	$895,408	$114,082	$12,618
Short-term capital gains	—	—	4,872,791	14,271,502
Long-term capital gains	—	—	9,883,605	23,913,479
Return of capital	—	—	—	—

Totals	$735,315	$895,408	$14,870,478	$38,197,599

As of May 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Capital Appreciation	Mid Cap	Emerging Companies
Capital loss carryforward	$(56,959,547)	—	$(19,011,334)
Undistributed ordinary income	286,341	$1,006,762	—
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	1,026,688	—
Late year loss deferral	(447,297)	—	(462,246)

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of May 31, 2016 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-

term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2016, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss
	Carryover Amounts
			Expires
Fund	Short-Term	Long-Term	May 31,
Capital Appreciation
(Pre-Enactment)	$56,959,547	—	2018
Mid Cap
(Post-Enactment)	—	—	—
Emerging Companies
(Pre-Enactment)	$19,011,334	—	2018

For the fiscal year ended May 31, 2016, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized

	Short-Term	Long-Term
Capital Appreciation	$7,946,144	—
Mid Cap	—	—
Emerging Companies	3,460,711	—

As of May 31, 2016, Mid Cap had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2017, such amounts may be used to offset future capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

33

Notes to Financial Statements (continued)

For the fiscal year ended May 31, 2016 and May 31, 2015, the capital stock transactions by class for Capital Appreciation, Mid Cap and Emerging Companies were as follows:

	Capital Appreciation
	May 31, 2016		May 31, 2015
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	37,130	$955,633	59,873	$1,481,224
Reinvestment of distributions	11,367	294,737	14,114	357,803
Cost of shares repurchased	(477,975)	(12,266,387)	(692,331)	(17,079,885)

Net decrease	(429,478)	$(11,016,017)	(618,344)	$(15,240,858)

Service Class:
Proceeds from sale of shares	17,006	$436,281	72,208	$1,772,208
Reinvestment of distributions	2,034	53,472	678	17,413
Cost of shares repurchased	(216,927)	(5,726,406)	(1,469,452)	(35,749,664)

Net decrease	(197,887)	$(5,236,653)	(1,396,566)	$(33,960,043)

Institutional Class:
Proceeds from sale of shares	111,888	$2,976,211	194,715	$4,967,777
Reinvestment of distributions	11,785	316,664	16,609	436,318
Cost of shares repurchased	(499,525)	(13,472,943)	(415,104)	(10,667,658)

Net decrease	(375,852)	$(10,180,068)	(203,780)	$(5,263,563)

	Mid Cap
	May 31, 2016		May 31, 2015
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	100,480	$2,851,927	195,258	$6,377,413
Reinvestment of distributions	344,385	9,270,856	657,238	20,098,353
Cost of shares repurchased	(754,662)	(21,649,721)	(810,820)	(26,759,793)

Net increase (decrease)	(309,797)	$(9,526,938)	41,676	$(284,027)

Service Class:
Proceeds from sale of shares	64,572	$1,951,956	65,637	$2,282,045
Reinvestment of distributions	54,636	1,512,326	85,370	2,683,174
Cost of shares repurchased	(70,939)	(2,038,365)	(650,986)	(22,775,066)

Net increase (decrease)	48,269	$1,425,917	(499,979)	$(17,809,847)

Institutional Class:
Proceeds from sale of shares	66,803	$2,080,580	218,489	$7,866,084
Reinvestment of distributions	95,511	2,750,719	363,321	11,884,230
Cost of shares repurchased	(215,258)	(6,528,027)	(4,293,880)	(155,446,670)

Net decrease	(52,944)	$(1,696,728)	(3,712,070)	$(135,696,356)

34

Notes to Financial Statements (continued)

	Emerging Companies
	May 31, 2016		May 31, 2015
	Shares	Amount	Shares	Amount
Service Class:
Proceeds from sale of shares	26,996	$944,985	20,070	$659,133
Cost of shares repurchased	(30,776)	(1,056,913)	(46,316)	(1,474,031)

Net decrease	(3,780)	$(111,928)	(26,246)	$(814,898)

Institutional Class:
Proceeds from sale of shares	407,411	$15,710,861	107,635	$3,880,982
Cost of shares repurchased	(397,306)	(14,989,333)	(394,697)	(13,756,759)

Net increase (decrease)	10,105	$721,528	(287,062)	$(9,875,777)

At May 31, 2016, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Capital Appreciation – one owns 27%; Mid Cap – one owns 13% and Emerging Companies – three collectively own 54%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At May 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Capital Appreciation, Mid Cap and Emerging Companies were $1,492,668, $7,232,771 and $1,590,055, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s average daily net assets:

Capital Appreciation	0.45%
Mid Cap	0.45%
Emerging Companies	1.25%

The Investment Manager has contractually agreed, through at least October 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Capital Appreciation, Mid Cap and Emerging Companies to 0.72%, 0.72% and 1.42%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of each Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

35

Notes to Financial Statements (continued)

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and respective expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount.

For the fiscal year ended May 31, 2016, each Fund’s expiration of reimbursement are as follows:

	Capital		Emerging
Expiration Date	Appreciation	Mid Cap	Companies
Less than 1 year	$182,232	$191,090	$110,604
Within 2 years	138,134	152,818	108,830
Within 3 years	138,122	147,630	126,216

Total Amount Subject to Reimbursement	$458,488	$491,538	$345,650

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Investor class shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s daily net assets attributable to the Investor Class shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended May 31, 2016, were as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Capital Appreciation
Investor Class	0.15%	0.05%
Service Class	0.25%	0.24%
Mid Cap
Investor Class	0.15%	0.14%
Service Class	0.25%	0.25%
Emerging Companies
Service Class	0.25%	0.23%

During the fiscal year ended May 31, 2016, the Investor Class of Capital Appreciation and Mid Cap received a one-time shareholder servicing credit of $49,390 and $3,727, respectively.

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2016, the following Funds borrowed from other Funds in the AMG Funds family: Capital Appreciation borrowed varying amounts not exceeding $6,009,731 for 12 days paying interest of $1,062, Mid Cap borrowed varying amounts not exceeding $2,553,825 for 13 days paying interest of $475 and Emerging Companies borrowed $2,091,295 for four days paying interest of $208. The interest amount is included in the Statement of Operations as miscellaneous expense. The Funds did not lend to other Funds in the AMG Funds Family during the fiscal year ended May 31, 2016. At May 31, 2016, the Funds had no interfund loans outstanding.

36

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended May 31, 2016, were as follows:

Fund	Purchases	Sales
Capital Appreciation	$24,208,815	$51,212,274
Mid Cap	209,409,035	236,046,330
Emerging Companies	57,634,665	57,193,802

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended May 31, 2016.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At May 31, 2016, the value of the securities loaned and cash collateral received, were as follows.

	Securities	Cash Collateral
Fund	Loaned	Received
Capital Appreciation	$1,464,324	$1,492,668
Mid Cap	7,027,917	7,232,771
Emerging Companies	1,566,065	1,590,055

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

37

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of May 31, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Capital Appreciation
Deutsche Bank Securities, Inc.	$492,668	$492,668	—	—
Merrill Lynch Pierce Fenner & Smith Inc.	1,000,000	1,000,000	—	—

Total	$1,492,668	$1,492,668	—	—

Mid Cap
Cantor Fitzgerald Securities, Inc.	$1,717,836	$1,717,836	—	—
Citigroup Global Markets, Inc.	1,717,836	1,717,836	—	—
Deutsche Bank Securities, Inc.	1,717,836	1,717,836	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	361,427	361,427	—	—
Nomura Securities International, Inc.	1,717,836	1,717,836	—	—

Total	$7,232,771	$7,232,771	—	—

Emerging Companies
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Nomura Securities International, Inc.	590,055	590,055	—	—

Total	$1,590,055	$1,590,055	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015/2016 Form 1099-DIV you receive for each Fund shows the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund and AMG

Managers Cadence Emerging Companies Fund each hereby designates $0, $9,883,605 and $0, respectively, as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

38

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS III AND THE SHAREHOLDERS OF THE AMG MANAGERS CADENCE CAPITAL APPRECIATION FUND, AMG MANAGERS CADENCE MID CAP FUND AND AMG MANAGERS CADENCE EMERGING COMPANIES FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund (the “Funds”) at May 31, 2016, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2016

39

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 72 Funds in Fund Complex	Bruce B. Bingham, 67 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of the Yacktman Funds (2000-2012).

• Independent Chairman • Trustee since 1999 • Oversees 72 Funds in Fund Complex

William E. Chapman, II, 74

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 1999 • Oversees 72 Funds in Fund Complex

Edward J. Kaier, 70

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 74 Funds in Fund Complex

Kurt A. Keilhacker, 52

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 1993 • Oversees 72 Funds in Fund Complex

Steven J. Paggioli, 66

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

• Trustee since 2013 • Oversees 72 Funds in Fund Complex	Richard F. Powers III, 70 Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 • Oversees 74 Funds in Fund Complex

Eric Rakowski, 58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 74 Funds in Fund Complex	Victoria L. Sassine, 50 Lecturer, Babson College (2007 – Present).

• Trustee since 1987 • Oversees 72 Funds in Fund Complex

Thomas R. Schneeweis, 68

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

40

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 74 Funds in Fund Complex

Christine C. Carsman, 64

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 48

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016-Present); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016-Present); Chief Operating Officer, Aston Funds (2016-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 51

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, Aston Funds (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1995 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, Aston Funds (2016-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 49

Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, Aston Funds (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, Aston Funds (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, Aston Funds (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, Aston Funds (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 36

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, Aston Funds (2016-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

41

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300 Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Cadence Capital Management, LLC

265 Franklin Street, 11th Floor

Boston, MA 02110

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. Attn: AMG P.O. Box 9769 Providence, RI 02940 (800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

AMG SouthernSun Global Opportunities

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AR065-0516	| www.amgfunds.com

Item 2.  CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)       Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Managers Cadence Capital Appreciation Fund	$23,257	$22,770
AMG Managers Cadence Emerging Companies Fund	$23,347	$17,407
AMG Managers Cadence Mid-Cap Fund	$25,390	$24,265

(b)       Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)      Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Managers Cadence Capital Appreciation Fund	$7,225	$6,985
AMG Managers Cadence Emerging Companies Fund	$7,225	$6,985
AMG Managers Cadence Mid Cap Fund	$7, 225	$6,985

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)       All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $87,675 and $116,523, respectively. For the fiscal year ended May 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $95,568 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.         CONTROLS AND PROCEDURES

(a)             The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)             There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.         EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	August 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	August 4, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	August 4, 2016